Exhibit 99.2

(Dollar amounts in millions)	OSB	Siding	EWP	Other	Corporate	Total
Three Months Ended June 30, 2010

Sales	$216.9	$130.3	$55.7	$47.6	$(3.4)	$447.1

Depreciation and amortization	9.9	5.4	3.7	2.8	0.6	22.4
Cost of sales and selling and administrative	161.9	103.1	56.3	39.3	14.7	375.3
(Gain) loss on sale or impairment of long lived assets					(0.1)	(0.1)
Other operating credits and charges, net					0.6	0.6

Total operating costs	171.8	108.5	60.0	42.1	15.8	398.2

Income (loss) from operations	45.1	21.8	(4.3)	5.5	(19.2)	48.9
Total non-operating income (expense)					(13.5)	(13.5)

Income (loss) before income taxes and equity in earnings of unconsolidated affiliates	45.1	21.8	(4.3)	5.5	(32.7)	35.4
Provision (benefit) for income taxes					12.7	12.7
Equity in (income) loss of unconsolidated affiliates	(2.8)		0.1	1.8		(0.9)

Income (loss) from continuing operations	47.9	21.8	(4.4)	3.7	(45.4)	23.6

Reconciliation of income (loss) from continuing operations to adjusted EBITDA from continuing operations
Income (loss) from continuing operations	47.9	21.8	(4.4)	3.7	(45.4)	23.6
Income tax provision (benefit)					12.7	12.7
Interest expense, net of capitalized interest					17.7	17.7
Depreciation and amortization	9.9	5.4	3.7	2.8	0.6	22.4

EBITDA from continuing operations	57.8	27.2	(0.7)	6.5	(14.4)	76.4

Stock based compensation expense	0.2	0.2	0.1	—	1.6	2.1
(Gain) loss on sale or impairment of long lived assets					(0.1)	(0.1)
Investment income					(4.3)	(4.3)
Other operating credits and charges, net					0.6	0.6

Adjusted EBITDA from continuing operations	$58.0	$27.4	$(0.6)	$6.5	$(16.6)	$74.7

Three Months Ended June 30, 2009

Sales	$97.7	$103.9	$35.9	$29.9	$—	$267.4

Depreciation and amortization	8.9	4.3	2.9	2.0	0.8	18.9
Cost of sales and selling and administrative	105.2	93.1	41.4	26.2	17.7	283.6
(Gain) loss on sale or impairment of long lived assets					(1.0)	(1.0)
Other operating credits and charges, net					(1.9)	(1.9)

Total operating costs	114.1	97.4	44.3	28.2	15.6	299.6

Income (loss) from operations	(16.4)	6.5	(8.4)	1.7	(15.6)	(32.2)
Total non-operating income (expense)					(7.7)	(7.7)
Income (loss) before income taxes and equity in earnings of unconsolidated affiliates	(16.4)	6.5	(8.4)	1.7	(23.3)	(39.9)

Provision (benefit) for income taxes					(16.0)	(16.0)
Equity in (income) loss of unconsolidated affiliates	2.0		0.2	1.1		3.3

Income (loss) from continuing operations	(18.4)	6.5	(8.6)	0.6	(7.3)	(27.2)

Reconciliation of income (loss) from continuing operations to adjusted EBITDA from continuing operations
Income (loss) from continuing operations	(18.4)	6.5	(8.6)	0.6	(7.3)	(27.2)
Income tax benefit					(16.0)	(16.0)
Interest expense, net of capitalized interest					21.9	21.9
Depreciation and amortization	8.9	4.3	2.9	2.0	0.8	18.9

EBITDA from continuing operations	(9.5)	10.8	(5.7)	2.6	(0.6)	(2.4)

Stock based compensation expense	0.2	0.2	0.1	—	1.6	2.1
(Gain) loss on sale or impairment of long lived assets					(1.0)	(1.0)
Investment income					(8.3)	(8.3)
Other operating credits and charges, net					(1.9)	(1.9)
Other than temporary asset impairment					0.8	0.8

Adjusted EBITDA from continuing operations	$(9.3)	$11.0	$(5.6)	$2.6	$(9.4)	$(10.7)

(Dollar amounts in millions)	OSB	Siding	EWP	Other	Corporate	Total
Six Months Ended June 30, 2010

Sales	$333.8	$219.9	$104.5	$88.9	$(3.4)	$743.7

Depreciation and amortization	18.5	10.5	7.1	5.5	1.2	42.8
Cost of sales and selling and administrative	275.1	179.1	108.0	77.0	33.8	673.0
(Gain) loss on sale or impairment of long lived assets					1.2	1.2
Other operating credits and charges, net					0.5	0.5

Total operating costs	293.6	189.6	115.1	82.5	36.7	717.5

Income (loss) from operations	40.2	30.3	(10.6)	6.4	(40.1)	26.2
Total non-operating income (expense)					(22.9)	(22.9)

Income (loss) before income taxes and equity in earnings of unconsolidated affiliates	40.2	30.3	(10.6)	6.4	(63.0)	3.3
Provision (benefit) for income taxes					2.4	2.4
Equity in (income) loss of unconsolidated affiliates	(3.2)		0.3	2.7		(0.2)

Income (loss) from continuing operations	43.4	30.3	(10.9)	3.7	(65.4)	1.1

Reconciliation of income (loss) from continuing operations to adjusted EBITDA from continuing operations
Income (loss) from continuing operations	43.4	30.3	(10.9)	3.7	(65.4)	1.1
Provision (benefit) for income taxes					2.4	2.4
Interest expense, net of capitalized interest					34.5	34.5
Depreciation and amortization	18.5	10.5	7.1	5.5	1.2	42.8

EBITDA from continuing operations	61.9	40.8	(3.8)	9.2	(27.3)	80.8

Stock based compensation expense	0.5	0.3	0.3	—	4.2	5.3
(Gain) loss on sale or impairment of long lived assets					1.2	1.2
Investment income					(10.2)	(10.2)
Other operating credits and charges, net					0.5	0.5

Adjusted EBITDA from continuing operations	$62.4	$41.1	$(3.5)	$9.2	$(31.6)	$77.6

Six Months Ended June 30, 2009

Sales	$170.0	$178.5	$65.8	$58.6	$—	472.9

Depreciation and amortization	16.0	9.0	5.9	5.1	2.0	38.0
Cost of sales and selling and administrative	192.1	160.9	77.3	50.3	35.6	516.2
(Gain) loss on sale or impairment of long lived assets					(0.9)	(0.9)
Other operating credits and charges, net					(5.7)	(5.7)

Total operating costs	208.1	169.9	83.2	55.4	31.0	547.6

Income (loss) from operations	(38.1)	8.6	(17.4)	3.2	(31.0)	(74.7)
Total non-operating income (expense)					(12.2)	(12.2)

Income (loss) before income taxes and equity in earnings of unconsolidated affiliates	(38.1)	8.6	(17.4)	3.2	(43.2)	(86.9)
Provision (benefit) for income taxes					(35.3)	(35.3)
Equity in (income) loss of unconsolidated affiliates	4.5		0.4	1.0		5.9

Income (loss) from continuing operations	(42.6)	8.6	(17.8)	2.2	(7.9)	(57.5)

Reconciliation of income (loss) from continuing operations to adjusted EBITDA from continuing operations
Income (loss) from continuing operations	(42.6)	8.6	(17.8)	2.2	(7.9)	(57.5)
Provision (benefit) for income taxes					(35.3)	(35.3)
Interest expense, net of capitalized interest					34.8	34.8
Depreciation and amortization	16.0	9.0	5.9	5.1	2.0	38.0

EBITDA from continuing operations	(26.6)	17.6	(11.9)	7.3	(6.4)	(20.0)

Stock based compensation expense	0.4	0.3	0.3	—	3.0	4.0
(Gain) loss on sale or impairment of long lived assets					(0.9)	(0.9)
(Gain) on early debt extinguishment					(0.6)	(0.6)
Investment income					(14.4)	(14.4)
Other operating credits and charges, net					(5.7)	(5.7)
Other than temporary asset impairment					1.7	1.7

Adjusted EBITDA from continuing operations	$(26.2)	$17.9	$(11.6)	$7.3	$(23.3)	$(35.9)